TCW/DW TERM TRUST 2000
                            Two World Trade Center
                           New York, New York 10048

DEAR SHAREHOLDER:
-----------------------------------------------------------------------------

   For the fiscal year ended September 30, 1995, TCW/DW Term Trust 2000's net asset value increased from $7.48 to $8.71 per share. Based on this net asset value, and including reinvestment of income dividends totaling approximately $0.49 per share, the Trust's total return for the fiscal year was 24.55 percent. As of September 30, 1995, the bond market's strength had not yet been reflected in the market price of the Trust's shares on the New York Stock Exchange (NYSE), which declined from $7.875 to $7.50 per share. Based on this NYSE market price, and including reinvestment of income dividends, the Trust's total return for the fiscal year was 1.87 percent. The Trust's investment performance during the fiscal year is largely attributable to the strength of the rebound in the mortgage-backed securities market and the effect of leverage on the Fund, as well as to declining interest rates.

THE MARKET

   After a difficult year in 1994, the U.S. bond market has staged an impressive rally through the third quarter of this year. Between the beginning of January and the end of June 1995, 3- and 5-year U.S. Treasury yields declined more than 185 basis points, while 30-year yields fell 125 basis points. Yields rose in July and early August, however, as investors overreacted to news of a recovering economy. Once these concerns subsided, yields headed back down.

   The Federal Reserve Board's decision in early July to cut short term interest rates--an effort to keep the economy from falling into recession--was widely anticipated. Recently, there have been signs of renewed growth in the manufacturing sector, and the housing sector has shown surprising strength. Despite this vigor, inflationary pressures have remained stable, a positive piece of economic news for the bond market. Thus, the central bank appears to be satisfied with current economic conditions and is not expected to alter monetary policy for the short term.

   According to the Trust's investment adviser, TCW Funds Management, Inc.
(TCW), lower volatility in the fixed-income market and greatly improved liquidity helped the mortgage-backed sector's performance this year. The issuance of new collateralized mortgage obligations (CMOs) has fallen to one-tenth of the volume generated in previous years, lending support to mortgage spreads. Prepayment rates tracked seasonal norms earlier in the year and then began to accelerate as declining interest rates led to increased refinancing activity and a recovery in the housing sector.

THE PORTFOLIO

   Approximately 63 percent of the Trust is invested in AAA-rated fixed-rate mortgage pass-through securities or CMOs with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 23 percent is invested in inverse floating rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite that of a specified index. The average lives, durations and expected maturity dates of inverse floaters are more sensitive to changes in prepayment rates and interest rates than are some other types of CMOs. As interest rates fell during 1995, the value of these securities increased. At the end of the fiscal year, 12 percent of the portfolio was invested in AAA-rated zero coupon municipal bonds, and the balance was invested in interest bearing municipal bonds and in short-term investments. These holdings play an important role as the Trust seeks to achieve its objective of returning the original $10 offering price to shareholders at maturity. At fiscal year end, the Trust's degree of leverage (the ratio of debt to equity) had declined to 25 percent of total gross assets. TCW will continue to use prepayments and a portion of the net proceeds from the share repurchase plan to further pay down the Trust's leverage factor.

LOOKING AHEAD

   TCW is generally positive regarding the mortgage-backed sector. Although Congress has yet to agree on a deficit reduction plan--which could renew inflationary fears among investors--real interest rates are still high historically. (In the past, periods of strong bond market performance have correlated with high real rates of interest.) The Trust's net asset and NYSE market values will continue to fluctuate as the prices of the securities held in the portfolio respond to changes in market conditions and interest rates.

   We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the fiscal year, the Trust purchased 1,309,200 shares of common stock at a weighted average market discount of 12.12 percent.

   We appreciate your ongoing support of TCW/DW Term Trust 2000 and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                        /s/  Charles A. Fiumefreddo

                                          Charles A. Fiumefreddo
                                          Chairman of the Board

TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1995
------------------------------------------------------------------------------

 PRINCIPAL
 AMOUNT (IN                                                              COUPON
 THOUSANDS)                                                               RATE      MATURITY DATE        VALUE
-----------                                                            --------- ----------------- ---------------
            COLLATERALIZED MORTGAGE
             OBLIGATIONS (64.6%)
            U.S. GOVERNMENT AGENCIES (40.5%)
$ 15,500    Federal Home Loan Mortgage Corp. 1604 JD .................. 4.597+%       11/15/08     $ 13,249,661
  18,892    Federal Home Loan Mortgage Corp. 1609 LG (PAC)  ........... 4.468+        11/15/23       14,603,157
   4,242    Federal Home Loan Mortgage Corp. 1625 SH (PAC)  ........... 8.504+        12/15/08        3,829,380
  16,602    Federal Home Loan Mortgage Corp. 1629 MB (PAC)++  ......... 6.00          01/15/23       15,187,856
  19,714    Federal Home Loan Mortgage Corp. 1635 IB (PAC)  ........... 3.310+        12/15/08       16,762,028
  18,351    Federal Home Loan Mortgage Corp. 1635 P (TAC) ............. 5.674+        12/15/08       14,559,704
   9,122    Federal Home Loan Mortgage Corp. 1649 S ................... 7.271+        12/15/08        7,246,160
  26,140    Federal Home Loan Mortgage Corp. 1650 LB (PAC)  ........... 6.50          06/15/22       24,912,042
   7,243    Federal Home Loan Mortgage Corp. 1661 SB .................. 6.356+        01/15/09        4,785,170
  16,932    Federal Home Loan Mortgage Corp. 1661 SD .................. 1.112+        01/15/09        6,735,645
  13,959    Federal Home Loan Mortgage Corp. 1671 MB (PAC)  ........... 7.918+        02/15/24       11,319,709
  15,692    Federal Home Loan Mortgage Corp. 1673 S ................... 6.351+        10/15/22       11,401,136
   9,762    Federal Home Loan Mortgage Corp. 1680 EA (PAC)++  ......... 6.50          02/15/24        9,500,031
  13,997    Federal National Mortgage Assoc. 1993-170 SE .............. 6.671+        09/25/08        9,596,280
  14,588    Federal National Mortgage Assoc. 1993-214 S (TAC)  ........ 5.157+        12/25/08        9,860,794
   8,471    Federal National Mortgage Assoc. 1993-225 SU (PAC)  ....... 5.287+        12/25/23        7,390,602
  10,027    Federal National Mortgage Assoc. 1994-17 S ................10.66 +        02/25/09        8,001,466
   6,063    Federal National Mortgage Assoc. G1993-35 SB (PAC)  ....... 9.916+        11/25/23        5,981,373
                                                                                                   ---------------
            TOTAL U.S. GOVERNMENT AGENCIES
             (IDENTIFIED COST $236,346,600) ....................................................... 194,922,194
                                                                                                   ---------------
            PRIVATE ISSUES (24.1%)
  17,450    CMC Securities Corp. II 1993-E2 E2H (PAC) ................. 7.00          10/25/23       17,166,437
  17,028    CMC Securities Corp. III 1994-A6 (PAC) .................... 6.75          02/25/24       16,862,999
  14,400    CountryWide Funding Corp. 1993-10 A3 (PAC) ................ 6.75          01/25/24       14,260,464
  23,662    General Electric Capital Mortgage Services, Inc. 1994-1 A5
             (TAC) .................................................... 6.50          01/25/04       22,920,237
  24,422    General Electric Capital Mortgage Services, Inc. 1994-6 A9  6.50          09/25/22       21,440,195
  25,000    Prudential Home Mortgage Securities 1993-47 A3 (PAC)  ..... 6.75          12/25/23       23,073,250
                                                                                                   ---------------
            TOTAL PRIVATE ISSUES
             (IDENTIFIED COST $120,889,033) ....................................................... 115,723,582
                                                                                                   ---------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (IDENTIFIED COST $357,235,633) ....................................................... 310,645,776
                                                                                                   ---------------
            U.S. GOVERNMENT AGENCIES MORTGAGE PASS-THROUGH SECURITIES
             (49.1%)
  13,168    Federal Home Loan Mortgage Corp. PC Gold++ ................ 6.00          02/01/09       12,768,544
 234,701    Federal National Mortgage Assoc.++ ........................ 5.50     12/01/08-02/01/09  223,332,821
                                                                                                   ---------------
            TOTAL U.S. GOVERNMENT AGENCIES MORTGAGE
             PASS-THROUGH SECURITIES (IDENTIFIED COST $240,916,527) ............................... 236,101,365







TCW/DW TERM TRUST 2000
PORTFOLIO OF INVESTMENTS September 30, 1995 (CONTINUED)
----------------------------------------------------------------------------


 PRINCIPAL
 AMOUNT (IN                                                              COUPON
 THOUSANDS)                                                               RATE      MATURITY DATE        VALUE
-----------                                                            --------- ----------------- ---------------
            MUNICIPAL BONDS (18.2%)
            ELECTRIC REVENUE (7.2%)
$ 5,825     Owensboro, Kentucky, Electric Light & Power
             Refg Ser B (AMBAC Insured) ...............................0.00  %        01/01/02     $   4,297,743
 15,000     Austin, Texas, Combined Utility Ser A (MBIA Insured)  .....0.00           11/15/01        11,202,900
            Intermountain Power Agency, Utah,
  3,255      Refg Ser A (AMBAC Insured) ...............................0.00           07/01/01         2,453,749
 22,000      Refg Ser B (AMBAC Insured) ...............................0.00           07/01/01        16,584,480
                                                                                                   ---------------
                                                                                                      34,538,872
                                                                                                   ---------------
            OTHER REVENUE (5.7%)
 10,000     North Slope Boro, Alaska, Ser B (MBIA Insured)  ...........0.00           01/01/01         7,725,700
  2,000     Maricopa County Unified High School District #04, Arizona,
             Glendale Refg (AMBAC Insured) ............................0.00           07/01/01         1,520,440
  5,000     Maricopa County Unified High School District #210,
             Arizona, Phoenix Refg (Secondary MBIA Insured)  ..........0.00           07/01/01         3,801,100
  4,250     Boston, Massachusetts, Refg Ser A (AMBAC Insured)  ........4.30           07/01/01         4,175,370
 13,650     Texas, Refg Ser A (AMBAC Insured) .........................0.00           10/01/01        10,290,462
                                                                                                   ---------------
                                                                                                      27,513,072
                                                                                                   ---------------
            RESOURCE RECOVERY REVENUE (1.2%)
  5,620     Westchester County Industrial Development Agency, New
             York, Resco Co Ser A (AMBAC Insured) .....................4.95           07/01/01         5,715,203
                                                                                                   ---------------
            TRANSPORTATION FACILITIES REVENUE (2.4%)
 10,000     Kentucky Turnpike Authority, Economic Dev Road
             Revitalization Refg (FGIC Insured) .......................0.00           01/01/02         7,378,100
  4,250     Harris County, Texas, Toll Road Sr Lien (AMBAC Insured)  ..4.45           08/15/01         4,223,735
                                                                                                   ---------------
                                                                                                      11,601,835
                                                                                                   ---------------
            WATER & SEWER REVENUE (1.7%)
 10,855     New Jersey Wastewater Treatment, Ser A (FGIC Insured)  ....0.00           09/01/01         8,287,033
                                                                                                   ---------------
            TOTAL MUNICIPAL BONDS (IDENTIFIED COST $86,617,196) ...................................   87,656,015
                                                                                                   ---------------
            SHORT-TERM INVESTMENT (0.1%)
            REPURCHASE AGREEMENT
    649     The Bank of New York (dated 09/29/95; proceeds $649,580;
             collateralized by $683,785 U.S. Treasury Note 7.25% due
             05/15/04 valued at $746,552) (Identified Cost $649,289)  5.375          10/02/95            649,289
                                                                                                   ---------------
            TOTAL INVESTMENTS (IDENTIFIED COST $685,418,645) (A) ................      132.0%        635,052,445
            LIABILITIES IN EXCESS OF OTHER ASSETS ...............................      (32.0)       (154,096,389)
                                                                                     ------------  ---------------
            NET ASSETS ..........................................................      100.0%      $ 480,956,056
                                                                                     ============  ===============

------------

   PC   Participation Certificate.

   PAC  Planned Amortization Class.

   TAC  Targeted Amortization Class.

   + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.

   ++ Some or all of these securities are pledged in connection with reverse repurchase agreements.

   (a) The aggregate cost of investments for federal income tax purposes is $685,418,645; the aggregate gross unrealized appreciation is $2,983,008 and the aggregate gross unrealized depreciation is $53,349,208, resulting in net unrealized depreciation of $50,366,200.

                          See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS
----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995
-----------------------------------------------------------------------------

 ASSETS:
Investments in securities, at value
 (identified cost $685,418,645) .......... $635,052,445
Interest receivable ......................    2,888,178
Deferred organizational expenses  ........       21,201
Prepaid expenses and other assets  .......       69,546
                                           --------------
   TOTAL ASSETS ..........................  638,031,370
                                           --------------
LIABILITIES:
Reverse repurchase agreements ............  156,205,000
Payable for:
 Shares of beneficial interest
  repurchased ............................      243,460
 Interest ................................      233,702
 Management fee ..........................      168,756
 Investment advisory fee .................      112,504
Accrued expenses and other payables  .....      111,892
Contingencies (Note 10) ..................
                                           --------------
   TOTAL LIABILITIES .....................  157,075,314
                                           --------------
NET ASSETS:
Paid-in-capital ..........................  526,352,081
Net unrealized depreciation ..............  (50,366,200)
Accumulated undistributed net investment
 income ..................................    8,415,612
Accumulated net realized loss ............   (3,445,437)
                                           --------------
   NET ASSETS ............................ $480,956,056
                                           ==============
NET ASSET VALUE PER SHARE, 55,201,328
 shares outstanding (unlimited shares
 authorized of $.01 par value) ...........        $8.71
                                           ==============

-----------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the year ended September 30, 1995
------------------------------------------------------------------------

 NET INVESTMENT INCOME:
 INTEREST INCOME ................... $45,582,307
                                     -------------
 EXPENSES
  Management fee ...................   1,586,896
  Investment advisory fee ..........   1,057,930
  Professional fees ................     287,775
  Transfer agent fees and expenses       176,960
  Registration fees ................      72,659
  Shareholder reports and notices  .      70,174
  Trustees' fees and expenses  .....      40,315
  Custodian fees ...................      20,349
  Organizational expenses ..........       6,687
  Other ............................      24,772
                                     -------------
   TOTAL OPERATING EXPENSES  .......   3,344,517
  Interest expense .................  10,940,450
                                     -------------
   TOTAL EXPENSES ..................  14,284,967
                                     -------------
   NET INVESTMENT INCOME ...........  31,297,340
                                     -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
  Net realized loss ................    (358,601)
  Net change in unrealized
   depreciation ....................  65,011,850
                                     -------------
   NET GAIN ........................  64,653,249
                                     -------------
   NET INCREASE .................... $95,950,589
                                     =============


                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                               FOR THE PERIOD
                                                                             NOVEMBER 30, 1993*
                                                        FOR THE YEAR ENDED        THROUGH
                                                        SEPTEMBER 30, 1995  SEPTEMBER 30, 1994
                                                        ------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
  Net investment income ............................... $ 31,297,340        $  31,881,928
  Net realized loss ...................................     (358,601)          (3,086,836)
  Net change in unrealized depreciation ...............   65,011,850         (115,378,050)
                                                        ------------------  ------------------
  Net increase (decrease)  ............................   95,950,589          (86,582,958)
 Dividends from net investment income .................  (27,762,577)         (27,054,174)
 Net increase (decrease) from transactions in shares
  of beneficial interest ..............................   (9,709,840)         536,015,000
                                                        ------------------  ------------------
   Total increase .....................................   58,478,172          422,377,868
NET ASSETS:
 Beginning of period ..................................  422,477,884              100,016
                                                        ------------------  ------------------
 END OF PERIOD (including undistributed net investment
  income of $8,415,612 and $4,880,849, respectively)  . $480,956,056        $ 422,477,884
                                                        ==================  ==================

------------

   *    Commencement of operations.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
FINANCIAL STATEMENTS (continued)
----------------------------------------------------------------------------
STATEMENT OF CASH FLOWS For the year ended September 30, 1995
-----------------------------------------------------------------------------

 INCREASE (DECREASE) IN CASH:
 CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net investment income ........................................................ $ 31,297,340
  Adjustments to reconcile net investment income to net cash provided by operating activities:
     Decrease in receivables and other assets related to operations ............      730,520
     Decrease in payables related to operations ................................     (103,756)
     Net amortization of discount/premium ......................................   (5,580,940)
                                                                                 --------------
       Net cash provided by operating activities ...............................   26,343,164
                                                                                 --------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
  Purchases of investments .....................................................   (1,530,584)
  Principal prepayments/sales of investments ...................................   51,780,692
  Net sales of short-term investments ..........................................    1,011,685
                                                                                 --------------
     Net cash provided by investing activities .................................   51,261,793
                                                                                 --------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
  Net payment for shares of beneficial interest purchased ......................   (9,466,380)
  Net payment for maturities of reverse repurchase agreements ..................  (40,376,000)
  Dividends from net investment income .........................................  (27,762,577)
                                                                                 --------------
     Net cash used for financing activities ....................................  (77,604,957)
                                                                                 --------------
     Net increase in cash ......................................................       --
Cash at beginning of year ......................................................       --
                                                                                 --------------
                                                                                 $
CASH BALANCE AT END OF YEAR ....................................................       --
                                                                                 ==============
Cash paid during the year for interest ......................................... $ 11,038,198
                                                                                 ==============

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1995
----------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES -- TCW/DW Term Trust 2000 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust was organized as a Massachusetts business trust on June 16, 1993 and on November 17, 1993 issued 10,528 shares of beneficial interest for $100,016 to Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), and commenced operations on November 30, 1993. The Trust will distribute substantially all of its net assets on or about December 31, 2000 and will then terminate.

     The following is a summary of significant accounting policies:

     A. Valuation of Investments -- (1) an equity security listed or traded on the New York or American Stock Exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

     B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts on fixed income securities. Interest income is accrued daily.

     C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

     D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1995 (continued)
-----------------------------------------------------------------------------
     investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

     E. Organizational Expenses and Offering Costs -- InterCapital paid the organizational expenses and offering costs of the Trust in the amounts of approximately $33,500 and $735,000, respectively. The Trust has reimbursed InterCapital for the organizational expenses which have been deferred and are being amortized by the Trust on the straight line method over a period not to exceed five years from the commencement of operations. Offering costs were charged to capital at the time of issuance of the Trust's shares.

2. MANAGEMENT AGREEMENT -- Pursuant to a Management Agreement, the Trust pays its Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.36% to the Trust's average weekly net assets.

   Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT -- Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Trust pays its Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.24% to the Trust's average weekly net assets.

   Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust who are employees of the Adviser.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1995 were as follows:

                                                                      SALES/
                                                      PURCHASES     PREPAYMENTS
                                                    ------------  -------------
U.S. Government Agencies .......................... $  --         $51,350,167
Private Issue Collateralized Mortgage Obligations   1,530,584         430,525

   Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At September 30, 1995, the Trust had transfer agent fees and expenses payable of approximately $15,000.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1995 (continued)
-----------------------------------------------------------------------------

5. SHARES OF BENEFICIAL INTEREST -- Transactions in shares of beneficial interest were as follows:

                                                                                                   CAPITAL PAID
                                                                                       PAR VALUE   IN EXCESS OF
                                                                          SHARES       OF SHARES     PAR VALUE
                                                                      -------------  -----------  -------------
Balance, November 30, 1993 (Note 1) .................................     10,528     $    105    $      99,911
Shares issued at close of public offering on November 30, 1993*  .... 50,000,000      500,000      473,765,000
Shares issued pursuant to an over-allotment on the public offering
 on December 13, 1993 ...............................................  5,500,000       55,000       52,195,000
Shares issued pursuant to an over-allotment on the public offering
 on January 10, 1994 ................................................  1,000,000       10,000        9,490,000
Reclassification due to permanent book/tax
 differences ........................................................     --            --             (53,095)
                                                                      -------------  -----------  -------------
Balance, September 30, 1994 ......................................... 56,510,528      565,105      535,496,816
Treasury shares purchased and retired
 (weighted average discount 12.12%)** ............................... (1,309,200)     (13,092)      (9,696,748)
                                                                      -------------  -----------  -------------
Balance, September 30, 1995 ......................................... 55,201,328     $552,013     $525,800,068
                                                                      =============  ===========  =============

------------

   *    Net of offering costs of $735,000.

   **   The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS -- At September 30, 1995, the Trust had a net capital loss carryover of approximately $3,087,000 which will be available to offset future capital gains to the extent provided by regulations.

   Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $359,000 during fiscal 1995. As of September 30, 1995, the Trust had temporary book/tax differences primarily attributable to post-October losses.

7. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS -- Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

   Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At September 30, 1995, securities valued at $163,323,172 were pledged as collateral.

   At September 30, 1995, the reverse repurchase agreements outstanding were $156,205,000 with a weighted interest rate of 5.81% maturing within 59 days. The maximum and average daily amounts outstanding during the period were $224,053,287 and $218,184,059, respectively. The weighted average interest rate during the period was 5.87%.

TCW/DW TERM TRUST 2000
NOTES TO FINANCIAL STATEMENTS September 30, 1995 (continued)
-------------------------------------------------------------------------------

8. SELECTED QUARTERLY FINANCIAL DATA -- (unaudited)

                                                                   QUARTERS ENDED
                                  -------------------------------------------------------------------------------
                                        9/30/95             6/30/95             3/31/95             12/31/94
                                  ------------------  ------------------  ------------------  -------------------
                                                PER                 PER                 PER                  PER
                                    TOTAL*     SHARE    TOTAL*     SHARE    TOTAL*     SHARE     TOTAL*     SHARE
                                  ---------  -------  ---------  -------  ---------  -------  ----------  -------
Total investment income ......... $10,741    $ 0.20   $ 10,715   $ 0.20   $ 11,965   $ 0.21   $ 12,161    $ 0.22
Net investment income ...........   7,179      0.13      7,049     0.13      8,284     0.15      8,785      0.15
Net realized and unrealized gain
 (loss) .........................   4,682      0.09     41,448     0.75     37,402     0.65    (18,879)    (0.33)

                                                                     QUARTERS ENDED
                                  -----------------------------------------------------------------------------------
                                         9/30/94              6/30/94               3/31/94             12/31/93+
                                  -------------------  --------------------  --------------------  ------------------
                                                PER                   PER                   PER                  PER
                                    TOTAL*     SHARE      TOTAL*     SHARE      TOTAL*     SHARE     TOTAL*     SHARE
                                  ---------  --------  ----------  --------  ----------  --------  ---------  -------
Total investment income ......... $13,948    $ 0.25    $ 14,045    $ 0.25    $ 10,675    $ 0.19    $1,684     $ 0.03
Net investment income ...........  10,716      0.19      10,897      0.19       8,887      0.16     1,382       0.02
Net realized and unrealized loss     (778)    (0.01)    (80,325)    (1.42)    (36,790)    (0.65)     (572)     (0.01)

------------

   *    Amounts in thousands.
   +    For the period November 30, 1993 through December 31, 1993.


9. DIVIDENDS -- The Trust has declared the following dividends from net investment income payable to shareholders of record subsequent to September 30, 1995:

    DECLARATION       AMOUNT PER
        DATE            SHARE          RECORD DATE      PAYABLE  DATE
------------------  -------------  -----------------  -----------------
September 26, 1995  $.035          October 6, 1995    October 20, 1995
 October 31, 1995   $.035           November 10, 1995  November 24, 1995


10. LITIGATION -- Two purported class action lawsuits, which have been consolidated for pretrial purposes, were instituted during 1994 in the United States District Court, Southern District of New York, against the Trust, some of its Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager, and other defendants, by certain shareholders of the Trust. The plaintiffs in these actions generally allege that the defendants made inadequate and misleading disclosures in the prospectus for the Trust, in particular, as such disclosure relates to the nature and risks of "inverse floaters," the Trust's investments in those securities, and the weighted average maturity of the Trust's portfolio. Damages, including punitive damages, are sought in an unspecified amount. The defendants have moved to dismiss both complaints for failure to state a cause of action.

   In addition, four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, plaintiffs filed an amended complaint consolidating these four actions. No defendant has yet responded.

   Certain of the defendants in these suits have asserted their right to indemnification from the Trust.

   The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2000
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                     FOR THE PERIOD
                                                                   NOVEMBER 30, 1993*
                                               FOR THE YEAR ENDED       THROUGH
                                               SEPTEMBER 30, 1995 SEPTEMBER 30, 1994
                                              ------------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ....... $   7.48            $   9.50
                                              ------------------  ------------------
Net investment income .......................     0.56                0.56
Net realized and unrealized gain (loss)  ....     1.16               (2.09)
                                              ------------------  ------------------
Total from investment operations ............     1.72               (1.53)
                                              ------------------  ------------------
Less dividends from net investment income  ..    (0.49)              (0.48)
Less offering costs charged against capital        --                (0.01)
                                              ------------------  ------------------
Net asset value, end of period .............. $   8.71            $   7.48
                                              ==================  ==================
Market value, end of period ................. $   7.50            $  7.875
                                              ==================  ==================
TOTAL INVESTMENT RETURN+ ....................     1.87%             (16.87)%(1)
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ..........................     0.76%               0.74%(2)
Interest expense ............................     2.49%               1.41%(2)
Total expenses ..............................     3.25%               2.15%(2)
Net investment income .......................     7.12%               8.08%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  .... $480,956            $422,478
Portfolio turnover rate .....................      -- %++               48%(1)

------------

   *    Commencement of operations.

   + Total investment return is based upon the current market value on the first day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

   ++   Less than 0.5%.

   (1)  Not annualized.

   (2)  Annualized.

                      See Notes to Financial Statements

TCW/DW TERM TRUST 2000
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Shareholders and Trustees of TCW/DW Term Trust 2000

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Term Trust 2000 (the "Trust") at September 30, 1995, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period November 30, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note 10 to the financial statements, the Trust is one of several defendants in litigation. The ultimate outcome of the litigation cannot be determined at present. No provision for any liability that may result upon resolution of the matters has been made in the accompanying financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1995

TRUSTEES
John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Thomas E. Larkin, Jr.
President
Sheldon Curtis
Vice President, Secretary and
General Counsel
Philip A. Barach
Vice President
Jeffrey E. Gundlach
Vice President
Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.


T C W / D W

         TERM TRUST
         2000




         ANNUAL REPORT
         SEPTEMBER 30, 1995